UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

CASELLA WASTE SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Jeffrey A. Stein Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, Massachusetts 02109 (617) 526-6000	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

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Casella Waste Systems, Inc., a Delaware corporation (“Casella” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its stockholders in connection with its 2015 Annual Meeting of Stockholders to be held on Friday, November 6, 2015 and at any and all adjournments or postponements thereof (the “2015 Annual Meeting”). Casella filed a revised preliminary proxy statement and accompanying revised preliminary WHITE proxy card with the SEC on September 16, 2015 in connection with its solicitation of proxies to be used at the 2015 Annual Meeting.

Slide Presentation First Used On September 17, 2015

Attached hereto as Exhibit 1 is a copy of the slide presentation to be presented and distributed by Casella in connection with investor meetings and presentations at the Imperial Capital Global Opportunities Conference to be held on Thursday, September 17, 2015, at 8:00 a.m. Eastern Time at the Waldorf Astoria hotel in New York, New York. This slide presentation may also be used from time to time after September 17, 2015 in presentations or meetings with current and potential investors. This presentation is being filed herewith because it may be deemed to be solicitation material in connection with Casella’s solicitation of proxies to be used at the 2015 Annual Meeting.

Important Additional Information And Where To Find It

Casella, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Casella’s stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. On September 16, 2015, Casella filed a revised preliminary Proxy Statement and accompanying revised preliminary WHITE proxy card with the SEC in connection with the solicitation of proxies from Casella stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in such revised preliminary Proxy Statement, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AS WELL AS THE OTHER DOCUMENTS FILED BY CASELLA WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the revised preliminary Proxy Statement, any amendments or supplements to the revised preliminary Proxy Statement, the accompanying revised preliminary WHITE proxy card, and any other documents filed by Casella with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Investor Relations section of Casella’s corporate website at www.casella.com, by writing to Casella’s Corporate Secretary at Casella Waste Systems, Inc., 25 Greens Hill Lane, Rutland, VT 05701, or by calling Casella’s Corporate Secretary at (802) 772-2257.

Casella Waste Systems, Inc. Investor Presentation September 2015 Exhibit 1

2

and other targets; landfill operations and permit status may be affected by factors outside our control; we may be required to incur capital expenditures in excess of our estimates; fluctuations in energy pricing or the commodity pricing of our recyclables may make it more difficult for us to predict our results of operations or meet our estimates; actions of activist investors and the cost and disruption of responding to those actions; and we may incur environmental charges or asset impairments in the future. There are a number of other important risks and uncertainties that could cause our actual results to differ materially from those indicated by such forward-looking statements. These additional risks and uncertainties include, without limitation, those detailed in Item
1A, “Risk Factors” in our Form 10-KT for the transition period ended
December 31, 2014 and in our Form 10-Q for the quarterly period ended
June 30, 2015.
We undertake no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by the federal securities laws.
Safe harbor statement
Certain matters discussed in this presentation are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995.
These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,”
“expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,”
“guidance” and other similar expressions, whether in the negative or affirmative. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s beliefs and assumptions. We cannot guarantee that we actually will achieve the plans, intentions, expectations or guidance disclosed in the forward-
looking statements made. Such forward-looking statements, and all phases of our operations, involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in our forward-looking statements. Such risks and uncertainties include or relate to, among other things: adverse weather conditions that have negatively impacted and may continue to negatively impact our revenues and our operating margin; current economic conditions that have adversely affected and may continue to adversely affect our revenues and our operating margin; we may be unable to increase volumes at our landfills or improve our route profitability; our need to service our indebtedness may limit our ability to invest in our business; we may be unable to reduce costs or increase pricing or volumes sufficiently to achieve estimated Adjusted EBITDA

Casella Waste Systems

Casella Waste Systems -
Overview
Casella provides integrated solid waste, recycling and resource services.
•
$535.8 mm of revenues for LTM ended 6/30/15.
•
Integrated operations located in six northeast states.
Focused on providing customers with waste and resource solutions.
•
Waste and resource assets are well positioned in the northeast.
•
Robust transfer network allows us to
effectively move waste and recyclables
to our disposal & processing facilities.
•
Provide customers with value-added
resource solutions through our Recycling,
Organics, and Customer Solutions
operations.

35 Collection Operations
18 Recycling Facilities
10 Disposal Facilities
(1)
4 Landfill Gas-to-Energy
44 Transfer Stations
Casella Service Area
Note: Total disposal capacity includes permitted and permittable airspace estimates at each site as of December 31, 2014.
(1)
Includes nine Subtitle D landfills and one landfill permitted to accept construction and demolition materials.
(2)
Annual capacity does not reflect the 1.5 million tons per year rail permit at McKean LF.
Hakes LF
462k tons/yr
4.0mm tons capacity
Chemung LF
200.5k tons/yr
6.8mm tons capacity
Hyland LF
312k tons/yr
14.6mm tons capacity
Clinton LF
175k tons/yr
15.7mm tons capacity
WasteUSA LF
600k tons/yr
14.4mm tons capacity
NCES LF
No annual cap
1.8mm tons capacity
Juniper Ridge LF
No annual cap
23.8mm tons capacity
Southbridge LF
405k tons/yr
7.0mm tons capacity
Ontario LF
918k tons/yr
12.8mm tons capacity
McKean LF
(2)
312k tons/yr
2.1mm tons capacity
Company Overview
Casella Waste Systems

Casella Waste Systems

Strong execution of key strategies since Dec 2012
(1)
Excludes low priced soils at the Worcester landfill closure project.
Strategic Focus since Dec 2012
Results
#1 -
Executing leadership changes
•
New
President/COO and CFO in Dec 2012
#2 -
Sourcing incremental landfill
volumes
•
Annual
Landfill
volumes
up
+716k
tons
since
FY
2013
(1)
•
Annual
Disposal
AEBITDA
up
+$15.8mm
since
FY
2013
(1)
#3 -
Driving additional profitability of
collection operations
•
Pricing programs continue to drive value; with Residential
& Commercial pricing up +4.3% in Q2 2015
•
Focused on operational efficiency programs
#4 -
Executing Eastern Region strategy
•
AEBITDA margins up from 15.0% LTM 10/31/12 to
over 22% LTM 6/30/15
•
Repositioned assets and improved operations
New municipal contracts; MSW permit at Juniper
Ridge LF; expanded Southbridge LF; sold
BioFuels; acquired BBI; sold Maine Energy
#5 -
Reducing business risk
•
Sold non-core, non-performing operations (Maine
Energy, BioFuels, GreenFiber, CARES assets)
•
Changed fiscal year end to better match business cycle
•
Refinanced Revolver in Feb 2015 (new maturity 2020)

Casella Waste Systems
Results since FY 2013:
•
Revenue growth +$80.5mm (or +17.7%)
mainly driven by Disposal (+$39.7mm)
(2)
,
Collection (+$23.6mm), and Customer
Solutions (+$18.2mm).
•
Adj. EBITDA up +$12.5mm (or +14.2%)
mainly driven by higher landfill volumes and
strategic execution.
•
Landfill tons up +716k annually (or +20.1%),
while increasing pricing by +2.5%.
(3)
•
Residential and Commercial collection price
increases accelerating (up +4.3% in Q2 2015).
6
Results up significantly on strategic execution
(1)
Please refer to the appendix for a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin to the comparable GAAP numbers.
(2)
Disposal Revenue includes Worcester landfill.
(3)
Excludes low-priced soils at the Worcester landfill closure project.     (4) CY 2015 Guidance as updated/reaffirmed on 7/29/15.
Revenue ($mm)
Adj. EBITDA ($mm) & Margin
(1)
$535
to
$525
$107
to
$103
(4)
(4)

Casella Waste Systems
24.0%
24.6%
24.5%
25.2%
~74% revenues in Solid Waste.
•
Solid Waste consists of integrated collection,
transfer, landfill, energy, and processing.
•
Margin improvement driven by higher landfill
tons, pricing, cost efficiencies, and asset
repositioning.
•
Target Adj. EBITDA margins > 27% in 2018.
~26% revenues in Resource Solutions.
(1)
•
Resource Solutions consists of recycling,
organics, and Customer Solutions operations.
•
Recycling margins down on lower commodity
pricing; working to improve with SRA Fee,
contract resets, and operating efficiencies.
•
Organics margins flat; low margin, high return
business.
•
Customer Solution margins up on Industrials
growth and higher G&A leverage.
7
Solid Waste operations driving improving margins
(1)
Resource Solutions includes revenues derived from the Recycling, Organics, and Customer Solutions business units; disclosed as the Recycling and Other segments.
LTM 6/30/15 –
Revenue Splits
(1)
Solid Waste Adjusted EBITDA Margins
FYE
4/30/13
FYE
4/30/14
CYE
12/31/14
LTM
6/30/15

Casella Waste Systems
Strategic plan expected to drive significant shareholder value

Management focused in key areas to increase free cash flow and to reduce debt leverage:
Creating incremental value through Resource Solutions
3
1
Increasing landfill returns
2
Driving additional profitability in collection operations
Improving balance sheet and reducing risk
4

Casella Waste Systems
Strategic plan expected to drive significant shareholder value
Plan focused on improving Free Cash Flow and reducing debt leverage:
CY 2015
Guidance Range
(1)
CY 2018
Financial Targets
Revenues
$525mm
to $535mm
CAGR 1.7%
to 2.6%
Adjusted
EBITDA
(2)
$103mm
to $107mm
$122mm
to $132mm
Free Cash Flow
(2)
$15mm
to $19mm
$30mm
to $40mm
Total Debt-to-EBITDA
(3)
N/A
3.25x to 3.75x
Capital
Expenditures
$45mm
to $48mm
(8.6% to 9.0% of revenues)
8.7% to 9.5% of
revenues
____________________
(1)
CY 2015 Guidance as updated/reaffirmed on 7/29/15.
(2)
Adjusted EBITDA and Free Cash Flow as defined in the appendix reconciliation.
(3)
Total Debt-to-EBITDA as defined as “Consolidated Leverage Ratio” in the Company’s Loan & Security Agreement dated as of 2/27/15 (“ABL Revolver”).

Casella Waste Systems
Adjusted EBITDA Bridge ($mm)

Strategic initiatives expected to drive profitable growth
$132 to
$122
$87.8
$95.1
FYE
4/30/13
FYE
4/30/14
2015
Guidance
2018
Target
•
Eastern LF price
(+350bps/yr in
excess of CPI)
•
Western LF volumes
(+200k to +400k
tons/yr)
•
Focus on operating
efficiencies
•
Improve margins by
+80 to +120bps/yr
•
Focus on pricing,
operating efficiencies
and selling/swapping
under-performing
routes
•
Recycling focus on
driving returns (SRA
fee, increased 3
rd
party tipping fees,
and efficiencies)
•
Customer Solutions
focus on industrial
services growth
•
Unidentified
downsides to
projections
+$10 to +$18
+$11 to +$15
+$6 to +$7
($10) to ($13)
#1 -
Landfills
#2 -
Collection
#3 -
Resource Solutions
Other
$107 to
$103
Upsides not included in plan:
•
McKean landfill rail infrastructure
•
Recovery of C&D
•
Recovery of commodity pricing
(recycling or energy)
•
Additional landfill volumes in East
•
Landfill permit expansions

Casella Waste Systems
$29.48
$29.89
$29.62
$30.22
FYE
4/30/13
FYE
4/30/14
CYE
12/31/14
LTM
6/30/15
Western Region
Eastern Region
Landfill Highlights:
•
Casella controls 10 landfills in strategic locations
across the Northeast.
•
Total disposal capacity ~103 mm tons.
(2)
•
Total annual landfill volumes up +716k tons
(or +20.1%) since FY 2013.
•
Roughly 0.5mm tons of excess annual
permitted capacity at 6/30/15.
•
Average price per ton up +4.9% in Q2 2015,
with strong pricing in Eastern Region (+6.2%).
11
Annual Landfill Volumes (mm Tons) and
Average Price per Ton
(1)
(1)
Annual Landfill Disposal Volumes includes amortizable and non-amortizable tons, excludes low-priced soils at the Worcester landfill closure project.
(2)
Includes both permitted and permittable
airspace at landfills.
3.6
3.9
4.2
/ton
1
Increasing landfill returns
1.5
2.8
4.3

Casella Waste Systems

Strategy capitalizes on improving market and asset positioning to further improve landfill returns.
•
Eastern Region –
focus on pricing; capacity constraints provide tailwind. Goal to increase pricing +350bps/yr in excess of inflation.
•
Western Region –
focus on maximizing capacity utilization; high margin incremental tons.
Goal to increase annual tons by +200k to +400k tons/yr.
Market dynamics are improving across our footprint area.
•
Disposal site closures (and expected closures) are creating a supply-demand imbalance.
•
Within our footprint, roughly 1.5mm tons/yr of disposal capacity has closed since Dec 2012, and an additional 1.3mm tons/yr is expected to permanently close in the next couple years, offset by 0.4mm tons/yr of new disposal capacity (= net closure of 2.4mm tons/yr).
•
NYC Dept of Sanitation contracts expected to shift roughly +1.0mm tons/yr of additional waste to competitor landfills in upstate NY (reducing excess capacity in market).
•
Tullytown
closure in Eastern PA expected to remove over 2.5mm tons/yr of landfill capacity.
1
Increasing landfill returns -
continued

2
3
4
1
Fall River LF
376k tons/yr,
Closed 2014
Disposal market dynamics are shifting
13
Hyland LF
312k tons/yr
14.6mm tons capacity
Clinton LF
175k tons/yr
15.7mm tons capacity
WasteUSA LF
600k tons/yr
14.4mm tons capacity
NCES LF
No annual cap
1.8mm tons capacity
Juniper Ridge LF
No annual cap
23.8mm tons capacity
Southbridge LF
405k tons/yr
7.0mm tons capacity
Ontario LF
918k tons/yr
12.8mm tons capacity
McKean LF
(1)
312k tons/yr
2.1mm tons capacity
Moretown LF
286k tons/yr,
Closed 2013
Claremont WTE
73k tons/yr,
Closed 2013
MERC WTE
300k tons/yr,
Closed 2012
PERC WTE
300k tons/yr
PPA expires 2017
Granby LF -
235k tons/yr, Closed 2014
S. Hadley LF –
156k tons/yr, Closed 2014
Barre LF -
94k tons/yr, Closing 2015
Northampton LF –
50k tons/yr, Closed 2013
Chicopee LF -
365k tons/yr, Closing 2018
2
1
3
4
5
5
Albany LF
275k tons/yr
Closing 2016
Rockland
45k tons/yr,
Closing 2015
Dunn LF
~300k tons/yr
New 2015
Finch LF
130k tons/yr
New 2014
Disposal market in Northeast is contracting…
Chemung LF
200.5k tons/yr
6.8mm tons capacity
Hakes LF
462k tons/yr
4.0mm tons capacity
Wallingford WTE
130k tons/yr
Closed 2015
Taunton LF
120k tons/yr
Closing 2018
Note:  Total disposal capacity includes permitted and permittable airspace estimates at each site as of December 31, 2014.
(1)
Annual capacity does not reflect the 1.5mm tons per year rail permit at McKean LF.
NYC Dept of Sanitation
•
10k –
12k tons per day.
•
Building 4 marine transfer
stations to transload waste to rail
(1 operational in early 2015).
•
Expect an additional 1.0m tons/yr
to be disposed in NY.
18 Recycling Facilities
10 Disposal Facilities
35 Collection Operations
Other disposal sites (closed)
Expected NYC waste flows
10 Disposal Facilities
4 Landfill Gas-to-Energy Facilities
2 New Disposal Facilities online
Tullytown
LF
2.5mm tons/yr,
Closing 2017
Other disposal sites (potential to close)
Allegany LF
55k tons/yr
Closing 2016
Big Run LF
775k tons/yr,
Rail to cease 2016
Casella Waste Systems

Casella Waste Systems
(0.4)
5.0
5.3
5.4
1.3
0.3
2012
2015
2018
Excess
Tons Disposed
Shortfall
Massachusetts
6.3
5.6
Disposal
Capacity
(tons
in
mm)
5.0
(0.2)
3.7
4.2
4.4
0.7
0.3
2012
2015
2018
Excess
Tons Disposed
Shortfall
New York
4.4
4.5
Disposal
Capacity
(tons in mm)
4.2
Vermont, New Hampshire & Maine
16.5
16.6
16.6
Service Area
10 Landfills
4 Landfill Gas-to-Energy
Disposal
Capacity
(tons in mm)

Note: Data collected from active landfill and waste to energy facilities from State Annual Facility Reports in October 2014
…creating a supply-demand imbalance

Casella Waste Systems
FYE
4/30/13
FYE
4/30/14
CYE
12/31/14
LTM
6/30/15
Strategies to improve Collection
margins by +80 to 120bps/yr:
1)
Pricing over inflation;
2)
Operating efficiencies; and
3)
Selling or swapping under-performing
routes or operations.
15
Collection Adjusted EBITDA Margins
(1)
(1)
Collection Adjusted EBITDA margins on a last 12 months basis.
Driving additional profitability in collection operations
2

Casella Waste Systems
FYE
4/30/13
FYE
4/30/14
CYE
12/31/14
LTM
6/30/15
(1) Focus on pricing discipline.
•
Residential and commercial pricing
up +4.3% YOY in Q2 2015.
•
Centralized pricing strategy with a decentralized
sales model focused on pricing execution and
quality of revenues.
•
Launched an SRA fee in Q2 2015 to offset
lower recycling commodity values.
•
Launched an Environmental Fee on temporary
roll-off services in Q3 2015.
•
The roll-off market has shown early signs of
rebounding, with growth in select markets.
16
Collection Price
Driving additional profitability in collection operations -
continued
2
Residential &
Commercial
Price
Collection
Price

Casella Waste Systems

2
Driving additional profitability in collection operations –
continued
Collection Cost of Operations as
% of Revenues
(1)
FYE
4/30/13
FYE
4/30/14
CYE
12/31/14
LTM
6/30/15
(2) Focus on operating efficiencies.
•
Cost of Operations as a % of revenues
down -350bps YOY in Q2 2015.
•
Route profitability –
improving routing
efficiency with new routing tools, marketing
improving density, equipment choice.
•
Fleet optimization -
implementing fleet plan to
standardize fleet selection, reduce
maintenance costs, reduce spare ratios, and
solve lingering fleet issues.
•
Reducing volatility by locking in roughly 45%
of fuel at fixed forward prices.
(3) Focus on selling or swapping
under-performing routes.
•
Sold low-margin hauling routes for $0.9mm in
total proceeds during Q2 2015.
•
Completing review for additional opportunities.
(1)
Collection Cost of Operations as a % of Collection Revenues on a last 12 months basis.
-180bps

Casella Waste Systems
Zero-Sort
®
Recycling
•
Casella operates 6 Zero-Sort MRFs in our integrated footprint.
•
Mature facilities operating at ~95% of capacity; new Lewiston, ME MRF online in Q2 2015.
•
Recycling volumes up +10.8% YOY for LTM ended 6/30/15.
(1)
•
Reshaping business to reduce commodity risk and improve returns through: higher tipping fees, SRA fee (+$4.9mm when fully implemented in Q1 2016), operating efficiencies, and contract resets (expect to complete ~50% in next 12 months).
Customer Solutions
•
Resource solutions for Industrial, Municipal, Institutional, and multi-location Retail customers.
•
Growth opportunities in the Industrial segment (lower margins with high FCF).
•
CS revenues up +16.3% YOY for LTM ended 6/30/15.
Casella Organics
•
Business model is primarily focused on transforming Biosolids into renewable products for fertilization and landscaping.
•
Working with partners to transform source separated organics into energy or compost.
18
3
Creating incremental value through Resource Solutions
(1)
Shipped tons from MRFs on a “same store basis” .

Casella Waste Systems
Focused over last 2 ½ years on reducing risk, improving the balance sheet, and increasing cash flows:
•
Dec 2012 –
sold Maine Energy for $6.7mm; eliminated negative cash flow operation.
(1)
•
July 2013 –
sold BioFuels
for $2.0mm; eliminated negative cash flow operation.
•
Dec 2013 –
sold 50% stake in US GreenFiber
resulting in $3.4mm net cash proceeds;
eliminated non-integrated, negative cash flow operation.
(2)
•
Dec 2014 –
completed environmental remediation and closure at three sites.
•
Feb 2015 –
refinanced Senior Secured Revolver with new ABL Revolver (LIBOR +225bps);
moved out maturities 5-yrs and increased financial flexibility.
•
Mar 2015 –
sold CARES assets and wholly-owned assets/real estate for $3.1mm net cash proceeds; eliminated non-integrated, negative cash flow operation.
•
Jun 2015 –
sold low-margin hauling routes for $0.9mm in total proceeds.
19
(1)
Maine Energy sold for $6.7mm to the City of Biddeford, ME, with the purchase price to be paid in equal annual payments over 20 years. As part of the transaction, Casella dismantled the facility and remediated the site.
(2)
US GreenFiber sold for $18.0mm gross proceeds, with $3.4mm net proceeds for Casella’s 50% equity interest.
Improving balance sheet and reducing risk
4

Casella Waste Systems
$41.1
$38.6
$53.5
$48.7
$12.2
$4.7
$13.8
$11.6
FYE
4/30/13
FYE
4/30/14
CYE
12/31/14
LTM
6/30/15
2015
Guidance
Disciplined capital strategy driving
down capital expenditures.
•
Hurdle rates increased to reduce risk and
improve return on invested capital.
•
Capital expenditures also down due to the
sale/closure of under-performing assets.
Capital Expenditures estimated at
8.6% to 9.0% of CY 2015 revenues.
•
74% revenues in integrated Solid Waste and
26% in Resource Solutions (recycling,
organics, Customer Solutions, and other).
•
Solid Waste CapEx at roughly 11.0% as a
% of segment revenues for CY 2015 (in-line
with industry average spend).
•
Resource Solutions CapEx at roughly 4.0% as
a % of revenues for CY 2015.
20
Focus on capital discipline driving down capital expenditures
Capital Expenditures as % of revenues
Capital Expenditures ($mm)
Growth
CapEx
(2)
____________________
(1)
CY 2015 Guidance as updated/reaffirmed on 7/29/15.
(2)
Growth capital expenditures as defined in the Appendix.
(3)
Resource Solutions is comprised of the Recycling and Other reporting segments.
(1)
$45
to
$48

Casella Waste Systems
Focused on improving Free Cash Flow:
•
Free Cash Flow +$10.8mm YTD 6/30/15.
•
Strategic actions taken since Dec 2012 have
reduced risk and improved free cash flows.
•
Plan to use excess cash to repay high cost
debt, along with select strategic tuck-in
acquisitions or investments.
•
Driving higher FCF through operating cash
flows, lower interest costs, and maintaining
strict capital discipline.
•
Tax loss carryforwards will help to accelerate
delevering
(as of 12/31/14, $89.5mm of
Federal NOLs and tax credits).
(3)
21
Strategic execution driving higher Free Cash Flows
Free Cash Flow ($mm)
(1), (2)
Free
Cash
Flow
Yield
(as
%
of
revenues)
(2)
____________________
(1)
Free
Cash
Flow
as
defined
in
the
appendix
reconciliation.
(2)
CY 2015 Guidance as updated/reaffirmed on 7/29/15; CY 2018 Financial Targets as presented on 8/11/15.
(3)
Total tax carryforwards include $83.1mm of Federal NOLs and $6.4mm of Federal tax credits; total tax carry forwards
exclude $100.4mm of State NOLs.

Casella Waste Systems
5.37 x
5.04 x
5.42 x
5.08 x
Paid down $18.7mm of debt and reduced
debt leverage by -0.35x in Q2 2015.
(1)
•
Borrowing
Availability
$58.8mm
on
6/30/15.
(3)
•
Plan to further pay down debt and reduce leverage
through the remainder of 2015.
Next major debt maturity is the 7.75%
Senior Sub Notes due Feb 2019.
•
New $190mm ABL Revolver (due Feb 2020)
creates additional financial flexibility.
•
ABL Revolver allows prepayment of Senior Sub
Notes with excess cash (enabling repayment of our
highest cost debt, 7.75% interest rate).
•
Continue to add tax-exempt SW Disposal Revenue
bonds to capital structure to reduce cost of long-
term debt (~17% of debt).
(2)
22
Capital structure provides runway and flexibility to execute strategy
Total Debt ($mm)
Total Debt-to-EBITDA
(1)
____________________
(1)
Total Debt-to-EBITDA as defined as “Consolidated Leverage Ratio” in the Company’s Loan & Security
Agreement dated as of 2/27/15 (“ABL Revolver”); as reconciled in the Appendix.
(2)
As of 6/30/15, $77.0mm of SW Disposal Revenue bonds; expect to close $15.0mm FAME bond on 8/27/15.
(3)
As of 6/30/15, our Borrowing Availability under the ABL Facility was calculated as a borrowing base of
$150.4mm, less revolver borrowings of $64.7mm, less outstanding irrevocable letters of credit totaling
$27.0mm, at which date no amount had been drawn.
4/30/13
4/30/14
12/31/14
6/30/15
4/30/13
4/30/14
12/31/14
6/30/15
87% Fixed
Rate Debt

Casella Waste Systems

Casella’s value drivers…
Valuable integrated solid waste assets in
disposal limited Northeast markets.
Management focused on increasing Free
Cash Flow and reducing debt leverage.
Results demonstrate strong execution of plan.
Near term focus of team:
Improving landfill returns;
Driving profitability of collection operations;
Creating value through Resource Solutions;
Improving balance sheet & reducing risk.

Casella Waste Systems
This
presentation
may
be
deemed
to
be
soliciting
material
in
respect
of
the
solicitation
of
proxies
from
stockholders
in
connection
with
Casella
Waste
Systems,
Inc.’s
2015
Annual
Meeting
of
Stockholders.
Casella,
its
directors
and
certain
of
its
executive
officers
are
deemed
to
be
participants
in
the
solicitation
of
proxies
from
Casella’s
stockholders
in
connection
with
the
matters
to
be
considered
at
Casella’s
2015
Annual
Meeting
of
Stockholders.
On
September
4,
2015,
Casella
filed
a
preliminary
Proxy
Statement
and
accompanying
preliminary
WHITE
proxy
card
with
the
Securities
and
Exchange
Commission
(“SEC”)
in
connection
with
the
solicitation
of
proxies
from
Casella
stockholders
in
connection
with
the
matters
to
be
considered
at
Casella’s
2015
Annual
Meeting
of
Stockholders.
Information
regarding
the
identity
of
participants,
and
their
direct
or
indirect
interests,
by
security
holdings
or
otherwise,
is
set
forth
in
such
preliminary
Proxy
Statement,
including
the
schedules
and
appendices
thereto.
INVESTORS
AND
STOCKHOLDERS
ARE
STRONGLY
ENCOURAGED
TO
READ
SUCH
PROXY
STATEMENT,
THE
ACCOMPANYING
WHITE
PROXY
CARD
AND
OTHER
DOCUMENTS
FILED
BY
CASELLA
WITH
THE
SEC
CAREFULLY
AND
IN
THEIR
ENTIRETY
WHEN
THEY
BECOME
AVAILABLE
AS
THEY
WILL
CONTAIN
IMPORTANT
INFORMATION.
Stockholders
may
obtain
the
preliminary
Proxy
Statement,
any
amendments
or
supplements
to
the
preliminary
Proxy
Statement,
the
accompanying
preliminary
WHITE
proxy
card,
and
any
other
documents
filed
by
Casella
with
the
SEC
for
no
charge
at
the
SEC’s
website
at
www.sec.gov.
Copies
are
also
available
at
no
charge
at
the
Investor
Relations
section
of
Casella’s
corporate
website
at
www.casella.com,
by
writing
to
Casella’s
Corporate
Secretary
at
Casella
Waste
Systems,
Inc.,
25
Greens
Hill
Lane,
Rutland,
VT
05701,
or
by
calling
Casella’s
Corporate
Secretary
at
(802)
772-2257.
24
Important Additional Information

Casella Waste Systems 25 Appendix

Casella Waste Systems
26
Independent Board oversight
and enhanced corporate governance
Independent
Board
leadership
and oversight
aligned with
the interests
of long-term
stockholders
•
All non-management directors are independent (7 of 9).
•
Independent directors meet without management.
•
Highly-qualified and experienced Lead Independent Director (Gregory B. Peters).
•
Casella Board members and executives beneficially own, in the aggregate, 9% of the outstanding shares of Casella’s common stock.
•
2 new highly-qualified independent directors added in the past 3 months -
waste management
industry veterans, William P. Hulligan and James E. O’Connor -
who each bring more than 40
years of waste management industry experience and fresh perspectives and insights.
Enhanced
corporate
governance
practices
further the
ability of the
Board and
management
to serve the
long-term
interests of
stockholders
•
Adopted a majority vote resignation policy for the election of directors requiring the submission of a letter of resignation by any incumbent director who did not receive a majority of the votes cast in an uncontested election of directors.
•
Adopted a policy restricting the hedging and pledging of common stock by directors/executives.
•
Adopted a stock ownership policy for executives (which supplements the stock ownership guidelines that were already in place for the members of the Casella Board).
•
Adopted a compensation clawback policy applicable to all executives.
•
Adopted an amendment to Casella’s 2006 Stock Incentive Plan to provide that the Board may not cancel in exchange for a cash payment any outstanding option with an exercise price per share above the then-current fair market value or take any other action under the Plan that constitutes a “repricing” under NASDAQ rules.
•
Adopted a policy (by resolution of the Casella Board) that any new employment agreements to be entered into by Casella will not contain any provisions providing for gross-up payments for excise taxes paid under Section 4999 of the Internal Revenue Code of 1986, as amended.

Casella Waste Systems
Pry Ellis Proposes Best-In-Class
Board of Directors
John W. Casella*
•
CEO of Casella
•
Close to 40 years of experience in the waste management industry
•
Member
of
numerous
industry
related
and
community
service-related
state
and
local
boards
and
commissions,
including
the
National
Recycling
Coalition,
Board
of
Directors
of
the
Associated
Industries
of
Vermont,
the
Association
of
Vermont
Recyclers,
the
Vermont
State
Chamber
of
Commerce,
and
the
Rutland
Industrial
Development
Corporation
Highly-qualified, experienced and engaged Board of Directors
Douglas R. Casella
•
Founded Casella in 1975
•
President of Casella Construction, Inc.
•
Over 40 years of experience in the waste management industry
Michael K. Burke
Audit Committee, Nominations & Governance Committee
•
Member of the Casella Board since 2008
•
Former
CFO
of
a
number
of
publicly-traded
companies,
including
Landauer,
Inc.,
Albany
International
Corp.
and
Intermagnetics
General
Corporation
•
Former investment banking executive at CIBC Oppenheimer Corp.
James F. Callahan, Jr.
Audit Committee (Chair), Nominations & Governance Committee
•
Member of the Casella Board since 2003
•
Former Audit Partner at Arthur Andersen LLP
Joseph G. Doody
Compensation Committee (Chair)
•
Member of the Casella Board since 2004
•
Vice Chairman of Staples, Inc.
•
Former President of North American Commercial of Staples, Inc.
•
Previously spent more than 2 decades at Eastman Kodak Company where he held various senior management positions
•
Member of the Board of Directors of Paychex, Inc.
Emily Nagle Green
Compensation Committee
•
Member of the Casella Board since 2012
•
Former CEO of Smart Lunches, Inc., an online fresh meal delivery service
•
Former CEO and a member of the Board of Directors of Yankee Group
•
Former President and CEO of Cambridge Energy Research
William P. Hulligan*
Audit Committee
•
Member of the Casella Board since 2015
•
Over 40 years of experience in the waste management industry
•
Former President and COO of Progressive Waste Solutions Ltd.
•
Former President of IESI Corporation, the
3
rd
largest waste management
company in North America
•
Former EVP of North America Operations of Waste Services, Inc.
•
Over 20 years at Waste Management, Inc. where he held various senior management positions, including EVP
•
Previous public company board experience (including waste management cos.)
James E. O’Connor*
Compensation Committee
•
Member of the Casella Board since 2015
•
Over 40 years of experience in the waste management industry
•
Former Chairman and CEO of Republic Services, Inc.
•
Previously spent close to 30 years at Waste Management, Inc. where he held various senior management positions
•
Previous public company board experience (including waste management cos.)
Gregory B. Peters
Lead Independent Director, Compensation Committee
Audit Committee, Nominations and Governance Committee (Chair)
•
Member of the Casella Board since 1993
•
Managing general partner of Lake Champlain Capital Management, LLC,
•
Previously served as managing general partner of Vermont Venture Capital
Partners, L.P.
*Standing for Election at 2015 Annual Meeting of Stockholders

Casella Waste Systems
28
Recent additions to Board of two waste management industry veterans
William P.
Hulligan
•
Joined
Casella
Board
in
September
2015
•
Over 40 years of experience in the waste management industry
•
Former President and COO of Progressive Waste Solutions Ltd.
•
Former
President
of
IESI
Corporation,
the
third
largest
waste
management
company
in
North
America
•
Former EVP of North America Operations of Waste Services, Inc.
•
Over
20
years
at
Waste
Management,
Inc.,
the
largest
waste
management
company
in
North
America,
where he held various senior management positions, including EVP
•
Previously served as a member of the Board of Directors of two publicly-traded waste management companies,
EarthCare
Company
(where
he
served
on
the
Audit
Committee
and
the
Executive
Committee)
and OHM Corporation (where he served on the Executive Committee)
•
Previous service on the Board of Directors of the Environmental Industry Association as well as on the
Board of Trustees at John Carroll University and Bradley University
•
Determined to be independent under NASDAQ rules
•
Serves on Audit Committee
James E.
O’Connor
•
Joined Casella Board in July 2015
•
Over 40 years of experience in the waste management industry
•
Former
Chairman
and
CEO
of
Republic
Services,
Inc.,
the
second
largest
waste
management
company
in
North America, where he led the transformation of the company from one with $1.4 billion in annual revenues into one with more than $8 billion in revenues, making it one of the largest waste management companies in the world.
•
Close to 30 years at Waste Management, Inc. where he held various senior management positions
•
Member of the Board of Directors of Clean Energy Fuels Corp., a provider of natural gas fuel for transportation in North America, where he serves on the Compensation Committee and the Nominating
and
Corporate
Governance
Committee,
and
the
Canadian
National
Railway
Company,
where
he
chairs
the board’s Strategic Planning Committee and also serves on the Audit, Environmental & Safety and
Finance Committees
•
Determined to be independent under NASDAQ rules
•
Serves on Compensation Committee

Casella Waste Systems

Reconciliation of Adjusted EBITDA
Non-GAAP Reconciliation of Adjusted EBITDA to Net Loss
($ in thousands)
2013
2014
Revenue
455,335
$
497,633
$
525,938
$
535,754
$
260,292
$
Net loss
(54,463)
$
(27,404)
$
(29,136)
$
(12,169)
$
(7,021)
$
Loss on disposal of discontinued operations, net
-

378

-

-

-

Loss (income) from discontinued operations, net
4,480

(284)

-

-

-

(Benefit) provision for income taxes
(2,526)

1,799

1,340

1,423

914

Other expense (income), net
23,501

(436)

1,849

2,348

510

Interest expense, net
41,429

37,863

38,082

39,148

20,065

Gain on settlement of acquisition related contingent consideration
-

(1,058)

(1,058)

-

-

Loss (gain) from divestiture, acquisition and financing costs
1,410

144

(529)

(553)

-

Severance and reorganization costs
3,709

586

426

(4)

-

Environmental remediation charge
-

400

950

950

-

Development project charge
-

1,394

1,394

-

-

Divestiture transactions
-

7,455

7,455

(5,611)

(5,611)

Depreciation and amortization
56,576

60,339

61,206

60,421

29,990

Fiscal year-end transition costs
-

-

538

538

-

Proxy contest costs
-

-

-

284

284

Tax settlement costs
679

-

-

-

-

Depletion of landfill operating lease obligations
9,372

9,948

10,725

10,046

4,359

Interest accretion on landfill and environmental remediation liabilities
3,675

3,985

3,606

3,484

1,704

Adjusted EBITDA
87,842
$
95,108
$
96,848
$
100,305
$
45,194
$
Adjusted EBITDA Margin (%)
19.3%
19.1%
18.4%
18.7%
17.4%
12 months ended
Dec. 31, 2014
12 months ended
June 30, 2015
Fiscal Year ended
April 30,
6 months ended
June 30, 2015

Casella Waste Systems

Reconciliation of Free Cash Flow and Capital Expenditure detail
Non-GAAP Reconciliation of Free Cash Flow
($ in thousands)
2013
2014
Net Cash Provided By Operating Activities
43,906
$
49,642
$
62,158
$
63,601
$
23,889
$
Capital expenditures
(53,281)

(43,326)

(67,252)

(60,258)

(16,311)

Payments on landfill operating lease contracts
(6,261)

(6,505)

(5,440)

(5,339)

(1,425)

Proceeds from divestiture transactions
-

-

-

5,335

5,335

Proceeds from sale of property and equipment
883

1,524

815

626

259

Proceeds from property insurance settlement
-

-

-

546

546

Contributions from (distribution to) noncontrolling interest holders
2,531

-

-

(1,495)

(1,495)

Free Cash Flow
(12,222)
$
1,335
$
(9,719)
$
3,016
$
10,798
$
Fiscal Year ended
April 30,
12 months ended
Dec. 31, 2014
12 months ended
Jun 30, 2015
6 months ended
Jun 30, 2015
Capital Expenditure Detail
($ in thousands)
2013
2014
Total Growth Capital Expenditures
12,192
$
4,664
$
13,789
$
11,553
$
2,449
$
Replacement Capital Expenditures:
Landfill construction & equipment
29,617
24,019
23,216
19,506
5,618
Vehicles, machinery / equipment and containers
8,552
10,465
25,102
23,719
6,707
Facilities
2,254
3,170
3,605
3,318
503
Other
666
1,008
1,540
2,161
1,034
Total Replacement Capital Expenditures
41,089
38,662
53,463
48,704
13,862
Total Capital Expenditures
53,281
$
43,326
$
67,252
$
60,257
$
16,311
$
Fiscal Year ended
April 30,
12 months ended
Dec. 31, 2014
12 months ended
June 30, 2015
June 30, 2015
6 months ended

Casella Waste Systems

Reconciliation of Consolidated Leverage Ratio
Reconciliation of Consolidated EBITDA (as defined by ABL Revolver) to Net cash provided by operating activities
($ in millions)
2013
2014
Net cash provided by operating activities
43.9
$
49.6
$
62.2
$
63.6
$
Changes in assets and liabilities, net of effects of acquisitions and divestitures
(0.6)
9.2
(2.2)
(1.4)
Divestiture transactions
-
(7.5)
(6.9)
6.2
Gain on sale of property and equipment
0.4
0.8
0.5
0.2
Gain (loss) on sale of equity method investment
-
0.6
(0.2)
-
Loss on debt extinguishment
(15.6)
-
-
(0.5)
Stock based compensation and related severance expense, net of excess tax benefit
(2.4)
(2.4)
(2.3)
(2.5)
Development project charge
-
(1.4)
(1.4)
-
Impairment of investment
-
-
(2.3)
(2.3)
Loss on derivative instruments
(4.5)
(0.3)
(0.6)
(0.3)
Interest expense, less discount on long-term debt
40.9
37.9
38.2
39.2
Provision for income taxes, net of deferred taxes
1.0
0.2
0.2
0.6
Gain on settlement of acquisition related contigent consideration
-
1.1
1.1
-
EBITDA adjustment as allowed by the ABL Facility agreement
2.8
9.3
7.5
(2.9)
Other adjustments as allowed by the ABL Facility agreement
27.1
4.0
5.3
4.5
Minimum consolidated EBITDA
$                 93.0
$                101.1
$                  99.1
$                104.4
Total Debt
500.0
$
509.5
$
537.0
$
529.9
$
Consolidated Leverage Ratio (Total Debt-to-EBITDA)
5.37
5.04
5.42
5.08
Fiscal Year ended
April 30,
12 months ended 12 months ended
Dec. 31, 2014
June 30, 2015